Exhibit 10.6

SUBORDINATION AGREEMENT

THIS AGREEMENT dated for reference April , 2006 among Battle Mountain Gold Exploration Corp. (“BMG”), 1212500 Alberta Ltd. (“1212500”), BMGX (Barbados) Corporation (“NewCo Barbados”), 1210078 Alberta Ltd. (“NewCo Canada”) and Macquarie Bank Limited (“MBL”).

WHEREAS MBL has agreed to make a gold facility to 1212500 pursuant to and in accordance with the terms and conditions of a Gold Facility Agreement dated for reference April , 2006 between 1212500, BMG and MBL (the “Gold Facility Agreement”);

AND WHEREAS MBL has agreed to make a bridge finance facility available to 1212500 and BMG (on a joint and several basis) pursuant to and in accordance with the terms and conditions of a Bridge Finance Facility Agreement dated for reference April , 2006 between 1212500, BMG and MBL (the “Bridge Finance Facility Agreement”);

AND WHEREAS MBL has entered into, or may in the future enter into, Hedging Arrangements with BMG;

AND WHEREAS MBL requires, as a condition precedent to making the above-mentioned gold facility available under the Gold Facility Agreement and entering into such Hedging Arrangements, and the Lenders require, as a condition precedent to making the above-mentioned bridge finance facility available under the Bridge Finance Facility Agreement, that BMG, 1212500, NewCo Barbados and NewCo Canada (collectively, the “Obligors”) execute and deliver this subordination agreement;

NOW THEREFORE, in consideration of the premises, the agreement of MBL to make the said gold facility and bridge finance facility available, and the payment by MBL to each of the Obligors of the sum of Ten Dollars in lawful money of Canada and other good and valuable consideration (the receipt and sufficiency whereof is hereby acknowledged), the parties hereby agrees as follows:

ARTICLE 1

INTERPRETATION

1.1	General. Any term herein without definition shall have the meaning set forth in the Gold Facility Agreement or the Bridge Finance Facility Agreement (and if defined in each such agreement, shall have the meaning set forth in the Gold Facility Agreement).

1.2	Defined Terms. In this agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the following meanings:

(1) "Hedging Arrangement" means any agreement, option or arrangement (i) of the nature described in the definition of “Hedging Arrangement” set forth in the Gold

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           Facility Agreement, and (ii) entered into by BMG and MBL prior to, on or after the date hereof;

(2)	"Hedging Document" means any agreement, contract, instrument or other document entered into by BMG and MBL, or provided by BMG in favour of MBL, in implementation of or otherwise in connection with a Hedging Arrangement; and

(3)	"Hedging Obligations" means all obligations, liabilities and indebtedness of BMG to MBL of whatsoever nature under any Hedging Arrangement.

1.3	Gender, Singular, Plural, etc. As used herein, each gender shall include all genders, and the singular shall include the plural and the plural the singular, as the context shall require.

1.4	Use of Certain Words. The words "including" and "includes", when either follows any general term or statement, is not to be construed as limiting the general term or statement to the specific terms or matters set forth immediately following such word or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement.

1.5	Successors, etc. In this agreement:

(1) reference to any body corporate shall include successors thereto, whether by way of amalgamation or otherwise;

(2) references to any statute, enactment or legislation or to any section or provision thereof include a reference to any order, ordinance, regulation, rule or by-law or proclamation made under or pursuant to that statute, enactment or legislation and all amendments, modifications, consolidations, re-enactments or replacements thereof or substitutions therefor from time to time; and

(3) reference to any agreement, instrument, Permit or other document shall include reference to such agreement, instrument, Permit or other document as the same may from time to time be amended, supplemented, replaced or restated.

1.6	Interpretation Not Affected. The division of this agreement into Articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

ARTICLE 2

SUBORDINATION AND POSTPONEMENT

2.1	Subordination and Postponement. Subject to, at all times, section 2.5, payment of all debts, demands and choses in action which are now due, owing or accruing due or may hereafter become due to any Obligor from any other Obligor (collectively, the “Postponed Debt”) shall be subordinated in right of payment to, and shall be postponed

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to the prior delivery and payment in full of, (i) all Gold Outstandings, (ii) all Hedging Obligations, (iii) all Bridge Obligations, and (iv) all Subordinated Obligations (collectively, the “Senior Obligations”); provided that this agreement shall not restrict or prohibit a payment of Postponed Debt made by one Obligor to another by way of deposit to the Proceeds Account.

2.2	Saving Provisions. The subordination and postponement herein provided shall be in effect notwithstanding:

	(1)	the respective dates of the creation or incurrence of any Postponed Debt or the Senior Obligations or any terms thereof;

	(2)	the respective dates of execution and registration of the Security;

	(3)	the provisions of the Security; or

	(4)	any other act or circumstance whatsoever which may otherwise alter or affect the subordination and postponement herein provided.

2.3	Distributions, etc.

	(1)	In this section 2.3, the “Insolvent Obligor” shall mean an Obligor that is subject to a proceeding, occurrence or distribution of assets contemplated by section 2.3(2) or (3).

	(2)	In the event of:

(a) any insolvency, bankruptcy, receivership, readjustment, composition or other similar proceeding or occurrence relating to; or

(b) any proceeding for the voluntary or involuntary liquidation, dissolution, winding-up or reorganization of;

an Insolvent Obligor, whether or not involving insolvency or bankruptcy proceedings, the Senior Obligations will be delivered and paid in full before any payment is made of or on account of the Postponed Debt owed by the Insolvent Obligor to any other Obligor.

	(3)	In the event of any distribution of assets of an Insolvent Obligor upon any insolvency, bankruptcy, receivership, readjustment, composition or other similar proceeding or occurrence relating to it, proceeding for its voluntary or involuntary liquidation, dissolution, winding-up or reorganization (whether or not involving insolvency or bankruptcy proceedings), any assignment by it for the benefit of creditors or any other marshalling of its assets:

(a) the Senior Obligations will be delivered and paid in full before any payment or distribution, whether in cash, securities or other property, is made of or on account of the Postponed Debt of any other Obligor; and

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(b)	any payment or distribution of assets of the Insolvent Obligor of any kind or character, whether in cash, securities or other property, to which the other would be entitled but for the provisions hereof will be paid or distributed by the person making such payment or distribution (whether a trustee in bankruptcy, a receiver or receiver-manager or liquidating trustee or otherwise) directly to MBL to the extent necessary to deliver and pay in full the Senior Obligations.

(4)	In the event that any payment or distribution of assets of an Insolvent Obligor of any kind or character, whether in cash, securities or other property, is received by any other Obligor in contravention of the provisions of this agreement, such payment or distribution will be received and held in trust for the benefit of MBL and, at the request of MBL, paid over to MBL for application to the delivery and payment of the Senior Obligations.

(5)	Subject to the prior delivery and payment in full of the Senior Obligations, each other Obligor will be subrogated to the rights of MBL to receive payments or distributions of assets of the Insolvent Obligor to the extent of the application thereto of cash, securities or other property which would have been received by such other Obligor but for the provisions hereof until the Postponed Debt of the Insolvent Obligor is paid in full and no such payment or distribution, as between the Insolvent Obligor, its creditors (other than MBL) and such other Obligor, will be deemed to be a delivery or payment by the Insolvent Obligor to or on account of the Senior Obligations, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of MBL, on the one hand, and such other Obligor, on the other hand; provided that, for greater certainty, none of the Obligors will be entitled to exercise any rights of subrogation while any Senior Obligations are outstanding.

2.4	Representation. Each Obligor represents, warrants and covenants to and in favour of MBL that all existing Postponed Debts are and shall remain unsecured and all future Postponed Debts shall be unsecured.

2.5	Obligations Not Affected. Nothing contained in this agreement is intended to impair the obligations of an Obligor to pay the Postponed Debts owed by it to another Obligor as and when the same shall become due and payable in accordance with their respective terms nor shall anything herein contained prevent an Obligor from exercising all remedies otherwise permitted by applicable law upon default under the terms of its agreements with another Obligor but subject in all respects to the priorities created by this agreement.

2.6	Application of Proceeds. Proceeds resulting from the enforcement or realization of any rights or remedies of an Obligor in respect of Postponed Debts and all other proceeds received by an Obligor thereunder (including insurance proceeds and bankruptcy dividends) and all payments received by an Obligor thereunder will be held in trust for MBL and forthwith paid over and delivered to MBL to be divided or otherwise dealt with in such a way as to give effect to the provisions of this agreement.

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2.7	MBL May Grant Time, etc. MBL may grant time, renewals, extensions, releases and discharges to and may otherwise deal with each Obligor and others as it sees fit without notice to the other Obligors or any other person, without prejudice to or in any way limiting or affecting the covenants, agreements and priorities herein contained. MBL may, at any time and from time to time, without any consent of or notice to any Obligor and without impairing or releasing the Obligors from their obligations hereunder or the postponement provided for herein:

	(1)	change the manner, place or terms of delivery or payment or change or extend time for delivery or payment of, or renew or alter, the Senior Obligations;

	(2)	release anyone liable in any manner under or in respect of the Senior Obligations;

	(3)	exercise or refrain from exercising any rights against any Obligor or other person; and

	(4)	apply any sums from time to time received on account of the Senior Obligations to any or all of such obligations.

2.8	Not to Contest. None of the Obligors will:

	(1)	assert in any action, suit or proceeding whatsoever the invalidity, unenforceability or ineffectiveness of this agreement or any other Gold Facility Documents, Hedging Documents or Credit Facility Documents; or

	(2)	participate in or co-operate with any other party to pursue any such action, suit or proceeding;

it being understood and agreed that, regardless of the validity, effectiveness or enforceability of any Gold Facility Document, Hedging Document or Credit Facility Documents, as between the Obligors and MBL, MBL shall have first and prior rights of delivery and payment as contemplated in this agreement.

2.9	Transfer. The Postponed Debts will not be sold, assigned, or transferred in whole or in part unless and until:

	(1)	the proposed purchaser, assignee or transferee has executed and delivered, to the satisfaction of MBL, an agreement substantially the same as this agreement; or

	(2)	any rights arising under such sale, assignment or transfer are otherwise subordinated to the Senior Obligations in a manner satisfactory to MBL.

ARTICLE 3

MISCELLANEOUS

3.1	No Merger. This agreement shall not operate by way of merger of any of the Security held by MBL, and no judgment recovered by MBL against any person shall operate by

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way of merger of or in any way affect its rights or remedies hereunder, which are in addition to and not in substitution for any other security now or hereafter held by MBL in respect of the Senior Obligations.

3.2	Waivers. No amendment, consent or waiver by MBL shall be effective unless made in writing and signed by an authorized officer of MBL and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

3.3	Further Assurances. Each Obligor shall from time to time, whether before or after MBL shall have become entitled to enforce the Security, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as MBL may reasonably require in order to give effect to the subordination and postponement herein provided for and to exercise all powers, authorities and discretions hereby conferred upon MBL.

3.4	Notice. Any and all notices or other communications required or permitted pursuant to this agreement shall be given in like manner and with like effect as set forth in section 9.3 of the Gold Facility Agreement.

3.5	Successors. This agreement shall become effective when it shall have been executed by the Obligors and MBL, and thereafter shall be binding upon each Obligor and its successors and assigns and shall enure to the benefit of MBL and its successors and assigns; provided that none of the Obligors shall have the right to assign its obligations hereunder or any interest herein without the prior consent of MBL, which consent may be arbitrarily withheld. This agreement is an item of Security as contemplated by and defined in the Gold Facility Agreement and the Bridge Finance Facility Agreement.

3.6	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA AND THE LAWS OF CANADA APPLICABLE THEREIN.

EACH OF THE OBLIGORS AND MBL HEREBY IRREVOCABLY AGREES TO EACH OF THE MATTERS SET OUT IN THIS SECTION 3.6. EACH OBLIGOR AND MBL HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF BRITISH COLUMBIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. EACH OBLIGOR AND MBL HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENCE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. EACH OBLIGOR AND MBL AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

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NOTHING IN THIS SECTION 3.6 SHALL AFFECT THE RIGHT OF A PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

EACH OBLIGOR AND MBL (ON ITS OWN BEHALF AND ON BEHALF OF THE SUBORDINATED LENDERS), TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY.

(execution page follows)

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IN WITNESS WHEREOF each of the Obligors and MBL has duly executed this agreement as of the day and year first above written.

BATTLE MOUNTAIN GOLD
EXPLORATION CORP.

Per:
_________________________________

Per:
_________________________________

1212500 ALBERTA LTD.

Per:
_________________________________

Per:
_________________________________

BMGX (BARBADOS) CORPORATION

Per:
_________________________________

Per:
_________________________________

1210078 ALBERTA LTD.

Per:
_________________________________

Per:
_________________________________

MACQUARIE BANK LIMITED

Per:
_________________________________

Per:
_________________________________

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